EXHIBIT 3


                             JOINT FILING AGREEMENT


         Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned.

         This Agreement may be executed in one or more counterparts.

Dated: July 30, 1999


                                   PERSEUS CAPITAL, LLC


                                   By: /s/ KENNETH M. SOCHA
                                       --------------------
                                       Name:  Kenneth M. Socha
                                       Title: Executive Vice President


                                   PERSEUS MANAGEMENT, LLC


                                   By: /s/ KENNETH M. SOCHA
                                       --------------------
                                       Name:  Kenneth M. Socha
                                       Title: Executive Vice President


                                   PERSEUS, LLC


                                   By: /s/ KENNETH M. SOCHA
                                       --------------------
                                       Name:  Kenneth M. Socha
                                       Title: Executive Vice President


                                   RAPPAHANNOCK INVESTMENT COMPANY


                                   By: /s/ KENNETH M. SOCHA
                                       --------------------
                                       Name:  Kenneth M. Socha
                                       Title: Senior Vice President

CUSIP No. 52728R 102                                                 Page 2 of 2


                                   MR. FRANK H. PEARL


                                   By: /s/ FRANK H. PEARL
                                       ------------------
                                       Name: Frank H. Pearl